U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 4, 2005

Superior Oil and Gas Co.
(Exact name of registrant as specified in its charter)

Nevada (state of incorporation)	000-50173 (Commission File Number)	87-0537621 (IRS Employer I.D. Number)

14910 Northwest 36 Street
Yukon, OK 73099
405-350-0404
____________________________________________________
(Address and telephone number of registrant's principal
executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Amendment of a Material Definitive Agreement.

On December 17, 2004 Superior Oil and Gas Co. entered into an agreement with EagleSpan Steel Structures, Inc. of Loveland, Colorado (the “Purchase Agreement”). The principal terms and provisions of the Purchase Agreement are as follows:

•	Superior will acquire 100% of the capital stock of EagleSpan.

•	The purchase price to Superior is $6 million payable in cash and stock.

•	Closing will occur by February 2, 2005 unless extended by the parties.

•	Jerry W. Curtis, president of EagleSpan, and other key employees will sign 3-year employment agreements with Superior.

There are no material relationships between Superior and EagleSpan or any of their affiliates and any of the parties, other than in respect of the material definitive agreement or amendment.

On February 4, 2005 and again on February 9, 2005, the parties executed Amendment No. 1 and Amendment No. 2 to the December 17, 2004 Purchase Agreement, which amendments made the following material changes in the Purchase Agreement:

The purchase price to Superior is -

•
One-Year, 6-Percent Interest, Promissory Notes in the aggregate amount of $3,000,000 to be exchanged with the shareholders of EagleSpan for all the capital stock of EagleSpan. One-half of the principal amount plus accrued interest of each Note is convertible by the holder into common stock of Superior at the conversion price of $1.00 a share; provided that Superior can require such conversion should Superior common stock trade at closing prices at or above $1.50 for 60 consecutive days.

•
Superior shall loan 1,500,000 shares of newly-issued common stock to EagleSpan for its use of the shares as additional collateral for its existing or new bank debt, payment of which is guaranteed by EagleSpan’s president, Jerry Curtis.

•	All EagleSpan capital stock purchased by Superior shall secure the payment by Superior of its $3,000,000 in Promissory Notes and interest thereon.

•	Until the Promissory Notes and the bank debts guaranteed by Jerry Curtis have been paid, Jerry Curtis shall control the board of directors of the EagleSpan subsidiary of Superior.

The parties closed the purchase of all capital stock of EagleSpan by Superior on February 9, 2005.

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Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements

None

(b)	Exhibits

	Exhibit No.	Description

	10	Purchase Agreement between EagleSpan Steel Structures, Inc. and Superior Oil and Gas Co.**

	10.1	Amendment No. 1 to Purchase Agreement (Superior Oil and Gas - EagleSpan Steel Structures)

	10.2	Amendment No. 2 to Purchase Agreement (Superior Oil and Gas - EagleSpan Steel Structures)

	**	Previously filed with Amendment No. 1 to Form 8-K, SEC #000-50173, on February 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OIL AND GAS CO..

Date: February 9, 2005	By:	/s/ Daniel Lloyd
Daniel Lloyd
Chief Executive Officer

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Superior Oil & Gas Co.
Commission File No. 000-50173

Form 8-K
Current Report
Date of Report (Date of earliest event reported): February 4, 2005

Index to Exhibits

The following exhibits are filed with this Form 8-K Current Report:

Exhibit No.	Description

10	Purchase Agreement between EagleSpan Steel Structures, Inc. and Superior Oil and Gas Co. **

10.1	Amendment No. 1 to Purchase Agreement (Superior Oil and Gas - EagleSpan Steel Structures)

10.2	Amendment No. 2 to Purchase Agreement (Superior Oil and Gas - EagleSpan Steel Structures)

**	Previously filed with Amendment No. 1 to Form 8-K, SEC #000-50173, on February 9, 2005.

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